EXHIBIT 10



                          MOUNTAINEER PARK, INC.

                              Route 2, South
                              P. 0. Box 358
                       Chester, West Virginia 26034


                             January 12, 1996


Patrick R. Bennett, CFO
Bennett Management & Development Corp.
Two Clinton Square
Syracuse, NY 13202

          RE:  Construction Loan Agreement between Bennett
               Management & Development Corp., Mountaineer
               Park, Inc. and Winner's Entertainment, Inc.
               dated June 24, 1994, as amended (the "Loan")

Dear Mr. Bennett:

     This letter sets forth the recent agreement between Bennett
Management & Development Corp., Mountaineer Park, Inc. and Winner's Entertainment, Inc., relative to the Loan and Mountaineer Park, Inc.'s need for more time to commence Loan amortization payments. The undersigned, intending to be legally bound, agree:

     1. With the understanding of both parties that Bennett Management & Development Corp. never intended to be a permanent lender but only to act as a construction lender Mountaineer Park, Inc. and Winner's Entertainment, Inc. will cooperate with and assist Bennett Management & Development Corp. in its continuing efforts to sell the Loan to some third party and will extend such cooperation and assistance so long as such does not unreasonably interfere with Mountaineer Park, Inc.'s day-to-day operations or unreasonably infringe upon Mountaineer Park, Inc.'s need to protect its proprietary information.

     2. The Loan interest payment that would have been due on November 30, 1995, but for Bennett's prior extension agreements, shall be paid on or before January 16, 1996. The Loan interest payment that would have been due on December 31, 1995, but for


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          Bennett's prior extension agreements, shall be paid on or
          before February 15, 1996.

     3. The Loan payments due on January 31, February 29, March 31, and April 30 of 1996 shall be payments of interest only and shall be paid on or before each of said dates.

     4. In the event all amounts owing to Bennett Management & Development Corp., or its successors or assigns (the "Lender"), pursuant to the Loan documents have not been paid in full on or before May 31, 1996, then in such event, principal and interest payments based on the 36-month amortization specified in the Loan documents shall commence on May 31, 1996, and shall be due and paid monthly on the last day of each month thereafter for a total of 36 months. Be assured that Lender will not be again requested by Mountaineer Park, Inc. to delay the commencement of payments on the principal.

     5. The interest rate applicable to the Loan shall be 12.5%, provided, however, that in the event any payment amounts due and owing under the Loan, as altered by this letter agreement, are delinquent, the interest rate applicable on the entire outstanding principal for as long as such amounts remain delinquent shall be the rate specified in paragraph 2.4 of the Construction Loan Agreement, if said paragraph 2.4 rate would then apply pursuant to its own terms. It is further agreed that the enforcement of such "default rate" shall not preclude the Lender from exercising any other rights or remedies available to it under the Loan documents by reason of such default.

     6. In the event amounts owing to Lender pursuant to the Loan are not paid in full on or before April 30, 1996, Mountaineer
          Park, Inc. shall, prior to May 31, 1996, extend to Lender a security interest in all of its assets except for (i) those assets already covered by the Loan deed of trust, and (ii) those assets which are covered by a prior lien accompanied by covenants precluding a junior lienholder and for which consent for a junior lien is unobtainable after a good faith effort by Mountaineer Park, Inc., to secure same. Such security interest will, to the extent not precluded by law or by a
          prior non-consenting lienholder, include the right upon
          default for Lender to be in receipt of funds otherwise flowing to Mountaineer Park, Inc., and the discretion in favor of Lender to apply such funds to the payment of sums due and owing Lender under the Loan documents.
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     7.   Mountaineer Park, Inc. agrees that between the date hereof and the date it provides the additional collateral as contemplated by paragraph 6 above, it will not grant or create a security interest in such additional collateral in favor of any other person or entity (except for purchase money security interests) unless Lender, as a part of such transaction, has been paid in full all amounts owing to it under the Loan documents.

     8. In the event some action is required to inform or seek approval of this letter agreement from the West Virginia Lottery Commission or the West Virginia Racing Commission or any other West Virginia regulatory agency, then in such event, Mountaineer Park, Inc. shall be solely responsible to accomplish such and shall do so in such manner and upon such schedule as Mountaineer Park, Inc. deems appropriate.

     9. Except as amended, modified or altered by this letter agreement, the documents evidencing the Loan and all terms and provisions thereof shall remain in full force and effect. Additionally, it is agreed that nothing contained in the Mutual Release Agreement described in paragraph 11 below will preclude Lender from pursuing and enforcing its remedies under the Loan documents upon an occurrence of an event of default as defined in Article VII of the Construction Loan Agreement. Additionally, it is agreed that the benefits and obligations existing by reason of a certain November 9, 1995 letter agreement by and among Winner's Entertainment, Inc, Mountaineer Park, Inc. and Bennett Management & Development Corp. (and being a letter addressed to Kevin J. Kuppel) will be at an end and will forever cease and terminate as of the 16th day of January, 1996.

     10. In the event Lender shall initiate a foreclosure under the Loan deed of trust based upon a failure to pay amounts owing to Lender pursuant to the Loan documents, as altered by this letter agreement, then in such event no action will be taken by Mountaineer Park, Inc., or Winners Entertainment, Inc. by legal proceedings or otherwise to delay, hinder or interrupt the Lender in its foreclosure or other efforts of enforcing its rights under said deed of trust. It is understood that this covenant would not preclude and is not intended to preclude Mountaineer Park, Inc. or Winners Entertainment, Inc. from seeking the protections and benefits existing through federal bankruptcy laws, if it should elect to do so.

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     11.  As a part of the consideration for the benefits hereof, the
          Mutual Release Agreement dated January 12, 1996, a copy of which is attached hereto marked Exhibit A, shall be agreed to, executed and delivered by Mountaineer Park, Inc., Winners Entertainment, Inc., Bennett Management & Development Corp., and The Bennett Funding Group, Inc.


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     If the foregoing correctly sets forth our agreement, please cause
Bennett Management & Development Co. to sign the enclosed copy of this letter and return the same to me.


                          Very truly yours,

                          WINNERS ENTERTAINMENT, INC.


                          By:   /s/  Edson R. Arneault
                              ------------------------------------------
                          Its:    Pres.
                              ------------------------------------------


                          MOUNTAINEER PARK, INC.


                          By:   /s/  Edson R. Arneault
                              ------------------------------------------
                          Its:  Pres.
                              ------------------------------------------



AGREED to as of the 12th day of January, 1996.

                          BENNETT MANAGEMENT &
                           DEVELOPMENT CORP.


                          By:   /s/  Patrick R. Bennett
                             ------------------------------------------
                          Its:  CFO
                             ------------------------------------------

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                                                         Letter Agreement
                                                         EXHIBIT "A"




                         MUTUAL RELEASE AGREEMENT

          THE RELEASE EXTENDED BY MOUNTAINEER/WINNERS: The undersigned, Mountaineer Park, Inc., and Winner's Entertainment, Inc. (herein sometimes referred to collectively as "Mountaineer/Winners"), for and in consideration of the execution and delivery by Bennett Management & Development Corp. and The Bennett Funding Group, Inc. of this Mutual Release Agreement, and for other good and valuable consideration, including, but not limited to, $100.00 cash in hand paid by Bennett Management & Development Corp. and The Bennett Funding Group, Inc. to Mountaineer Park, Inc. and Winner's Entertainment, Inc., the receipt and sufficiency of all of which are hereby acknowledged, and subject to the limitations hereinafter set forth, hereby RELEASE and FOREVER DISCHARGE Bennett Management & Development Corp., and The Bennett Funding Group, Inc., and their officers, directors, shareholders, employees, agents, servants, attorneys, successors, assigns, insurers, heirs and personal representatives, subsidiaries, and each and every other corporate or other type entity affiliated directly or indirectly with The Bennett Funding Group, Inc. ("Bennett affiliated entities"), and also their officers, directors, shareholders, employees, agents, servants, attorneys, successors, assigns, insurers, heirs and personal representatives, of and from any and all claims, suits and causes of action of whatsoever kind or character Mountaineer/Winners, or either of them, now has or may hereafter have, by reason of any damages, losses or expenses incurred or to be incurred and of whatever kind or character by the undersigned Mountaineer Park, Inc. or Winner's Entertainment, Inc., arising from or growing out of or in any way related to (i) the borrower lender relationship between Mountaineer Park, Inc. and Bennett Management & Development Corp., or (ii) the relationships between or among any of the undersigned or any of the other parties released by this or the following paragraph ("other relationships") arising by reason of or growing out of or in any way related to said borrower-lender relationship between Mountaineer Park, Inc. and Bennett Management & Development Corp.


     THE RELEASE EXTENDED BY BENNETT/BENNETT:   The undersigned,
Bennett: Management & Development Corp. and The Bennett Funding Group, Inc. (herein sometimes referred to collectively as "Bennett/Bennett"), for and in consideration of the execution and delivery by Mountaineer Park, Inc. and Winner's Entertainment, Inc., of this Mutual Release

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Agreement, and for other good and valuable consideration, including, but not limited to, $100.00 cash in hand paid by Mountaineer Park, Inc. and Winner's Entertainment, Inc. to Bennett Management & Development Corp. and to The Bennett Funding Group, Inc., the receipt and sufficiency of all of which are hereby acknowledged, and subject to the limitations hereinafter set forth, hereby RELEASE and FOREVER DISCHARGE Mountaineer Park, Inc. and Winner's Entertainment, Inc., and their officers, directors, shareholders, employees, agents, servants, attorneys, successors, assigns, insurers, heirs and personal representatives, subsidiaries, and each and every other corporate or other type entity affiliated directly or indirectly with Winner's Entertainment, Inc. ("Winner's affiliated entities"), and also their officers, directors, shareholders, employees, agents, servants, attorneys, successors, assigns, insurers, heirs and personal representatives, of and from any and all claims, suits and causes of action of whatsoever kind or character Bennett/Bennett, or either of them, now has or may hereafter have, by reason of any damages, losses or expenses incurred or to be incurred and of whatever kind or character by the undersigned Bennett Management & Development Corp. or The Bennett Funding Group, Inc., arising from or growing out of or in any way related to (i) the borrower-lender relationship between Mountaineer Park, Inc. and Bennett Management & Development Corp., or (ii) the relationships between or among any of the undersigned or any of the other parties released by this or the preceding paragraph ("other relationships") arising by reason of or growing out of or in any way related to said borrower-lender relationship between Mountaineer Park, Inc. and Bennett Management & Development Corp.

          LIMITATIONS: By way of clarification, if needed, the undersigned declare it to be their understanding and intentions that whether or not the said borrower-lender relationship is ended on or before January 15, 1996, the acts and omissions of the undersigned, or any of them, in the performance of their obligations under or related to the loan documents evidencing said borrower-lender relationship occurring prior to January 15, 1996, shall never be or become the basis of (or a part of the basis of) a claim, suit or cause of action by or against any of the undersigned. However, it is agreed that the releases hereby extended will not preclude a claim, suit or cause of action by any of the undersigned, nor an enforcement of remedies available to Bennett Management & Development Corp. (or its successors or assigns) under said loan documents, so long as such claim, suit, cause of action or enforcement of remedies is based solely upon a breach of obligation, or breach of duty, or failure to pay or failure to perform occurring on or after January 15, 1996 (e.g., the failure of Mountaineer Park, Inc. to timely tender the January 15, 1996 interest payment would be a failure for which Bennett Management & Development Corp. could pursue a claim, suit, cause of action or an enforcement of its remedies under said loan documents).

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          Mountaineer/Winners understand and agree that the aforesaid claims hereby released by them include, but are not limited to, any claims and possible claims stated in, implied by or inferred from (i) the content of a certain letter dated September 25, 1995, from Mountaineer Park, Inc. to Bennett Management & Development Corp. (signed by Edson R. Arneault and addressed to Kevin J. Kuppel) , and (ii) the content of a certain letter dated September 6, 1995, from Mountaineer Park, Inc. to Bennett Management & Development Corp. (also, signed by Edson R. Arneault and addressed to Kevin J. Kuppel). Mountaineer/Winners further understand and agree that the aforesaid Bennett affiliated entities hereby released include, but are not limited to, American Gaming & Entertainment, Inc., Gamma of West Virginia, Inc., and Gamma International, Ltd., insofar as claims, suits and causes of action by the undersigned would relate directly or indirectly to the loan which is the basis of the aforesaid borrower-lender relationship.

          The undersigned hereby declare that the terms of this Release have been completely read and are fully understood and voluntarily accepted for the purpose of making a full anti final compromise, adjustment and settlement, subject to the above-stated limitations, of any and all claims, disputed or otherwise, known or unknown, discovered or not discovered, on account of said borrower-lender relationship or said other relationships and for the express purpose of precluding forever, subject to the above-stated limitations, any further or additional claims, demands or suits against any and all entities and persons named or referred to herein as a released party, arising out of the aforesaid borrower lender relationships or said other relationships.

          The undersigned understand and agree that the aforesaid payments of cash and execution and delivery of this Mutual Release Agreement were made by way of settlement and that liability for any claims hereby released have been and are specifically denied by the parties released hereby.

          The undersigned represent and warrant that the terms hereof were reached by them after full and complete opportunity to consult with counsel regarding the settlement and the effect of this release; that they execute this release voluntarily, freely, without compulsion or duress and mindful that it has legal consequences precluding any further action, subject to the above stated limitations, on any claim they have or might have as to said borrower-lender relationship or said other relationships against the parties released; and that no person has made any promise or given any inducement whatsoever to encourage them to make this settlement other than the considerations above recited; and, that
(i) no limitation or restriction exists as to the power or the authority of the undersigned to execute this release, (ii) the persons executing same on behalf of the undersigned have been duly authorized so to do, and
(iii) this release is valid and binding and the provisions hereof are enforceable against the undersigned in accordance with its terms.

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          This Mutual Release Agreement may be executed in any number of counterparts, each of which shall, for all purposes, be deemed to be an original, but all such counterparts shall together constitute one and the same instrument.






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          WITNESS the following signatures as of the 12th day of
January, 1996.


                               MOUNTAINEER PARK, INC.


                               By:
                                  ---------------------------------

                               Its:
----------------------------       --------------------------------
Witness


                               WINNER'S ENTERTAINMENT, INC.


                               By:
                                  ---------------------------------

                               Its:
----------------------------       --------------------------------
Witness



                               BENNETT MANAGEMENT & DEVELOPMENT CORP.


                               By:
                                  ---------------------------------

                               Its:
----------------------------       --------------------------------
Witness


                               THE BENNETT FUNDING GROUP, INC.


                               By:
                                  ---------------------------------

                               Its:
----------------------------       --------------------------------
Witness